SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange
Act of 1934


Date of Report (Date of earliest event reported): July 15, 1997

ROBERTS OIL & GAS, INC.
(Exact name of registrant as specified in its charter)


     Texas                 0-10056        74-2142545
(State or other          (Commission    (IRS Employer)
jurisdiction of          File Number    Identification No.)
incorporation)


                          P.O. Box 22658
                      Houston, TX 77227-2658
             (Address of principal executive offices)


Registrant's telephone number, including area code: 713-621-8241

ITEM 4.  Changes in Registrant's Certifying Accountant.

On July 15, 1997, the Company engaged the services of Braden, Bennink, Goldstein, Gazaway & Company, PLLC, Houston, Texas, to conduct an independent audit of the Company's financial statements through the year ended May 31, 1997. The Company had not engaged any firm to conduct an independent audit of the Company's financial statements since 1989.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Roberts Oil & Gas, Inc.
                              (Registrant)


                              /s/ Earl Roberts
Date: July 28, 1997           Earl Roberts
                              President